EXHIBIT 10.77

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           U.S. HELICOPTER CORPORATION

                                     WARRANT

      THIS CERTIFIES THAT, for value received, PHILADELPHIA FINANCIAL, LLC (the "Holder") or its registered assigns is entitled to purchase from U.S. HELICOPTER CORPORATION (the "Company") at any time or from time to time during the period specified in Paragraph 2 hereof 600,000 (SIX HUNDRED THOUSAND) fully paid and non-assessable shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at an exercise price per share equal to $0.20 per share (the "Exercise Price"). This Warrant is being issued pursuant to the terms and conditions of that certain Note Purchase Agreement dated as of the date hereof between the Holder and the Company (the "Note Purchase Agreement"). Any capitalized terms not otherwise defined herein shall have the definitions set forth in the Note Purchase Agreement.

      The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. This Warrant is subject to the following terms, provisions, and conditions:

      1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined in
Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof promptly after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant in substantially identical form and dated as of the date of such exercise representing the number of shares with respect to which this Warrant shall not then have been exercised.
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      2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time on or after the date hereof and before 5:00 p.m., New York, New York time on the fifth anniversary of such date (the "Exercise Period").

      3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

            (A) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued and outstanding, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

            (B) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved free of preemptive rights and other similar contractual rights of stockholders, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

            (C) LISTING. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

            (D) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

            (E) NOTICES OF RECORD DATE, ETC. In the event of:

                  (i) any taking by the Company of a record of the holders of
            Common Stock for the purpose of determining the holders who are entitled to receive any dividend or other distribution,


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                  (ii) any capital reorganization of the Company, any
            reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person,

                  (iii) any voluntary or involuntary dissolution, liquidation or winding- up of the Company, or

                  (iv) a sale of substantially all of the outstanding capital stock of the Company or the issuance of new shares representing the majority of the Company's right to vote,

then and in each such event the Company will mail to the Holder a notice specifying the record date for voting or the date of closing, as applicable, of any event (i) through (iv) above. Such notice shall be delivered to the Holder at least 20 days prior to the date of the relevant event.

      4. ADJUSTMENT AND ANTIDILUTION PROVISIONS. On or after the date of issuance of this Warrant, the Warrant Exercise Price and number of shares issuable pursuant to this Warrant shall be subject to adjustment as follows:

            (A) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

            (B) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (C) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 4, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Corporation shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

            (D) Whenever the Exercise Price is adjusted, as herein provided, the Corporation shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Company's Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment absent a showing of mathematical or other error.


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

      5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

      6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      7. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.

            (A) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

            (B) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

            (C) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.


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            (D) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this
      Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

            (E) REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

            (F) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange,
      (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and
      (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

      8. REGISTRATION RIGHTS. The initial holder of this Warrant (and certain assignees thereof) shall have registration rights with respect to the Warrant Shares as are set forth in the Note Purchase Agreement.

      9. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, New York 10004, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier two business days following deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.


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

      10. GOVERNING LAW. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

      11. MISCELLANEOUS.

            (A) AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

            (B) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

            (C) CASHLESS EXERCISE. In lieu of a monetary payment of the aggregate Exercise Price, the Holder may elect to receive, without the payment of any additional consideration, shares equal to the value of this Warrant or portion thereof by the surrender of such Warrant to the Company with the "cashless exercise" election marked in the form of Subscription Notice. Thereupon, the Company shall issue to the Holder, such number of fully paid and non-assessable shares as is computed using the following formula:


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

                                   X = Y(A-B)
                                       ------
                                          A

where       X=    the number of Shares to be issued to the Holder pursuant to this Section 11(c) upon such cashless exercise election.

            Y= the number of shares covered by this Warrant in respect of which the cashless exercise election is made.

            A= the Fair Market Value (as defined in Article V hereof) of one Share, as at the time the cashless exercise election is made.

            B= the Exercise Price in effect under this Warrant at the time the cashless exercise election is made.

            For purposes of this section, "Fair Market Value" means the value of a share of Common Stock on a particular date, determined as follows: (i) if the Common Stock is not listed on such date on any national securities exchange but is traded in the over-the-counter market, the closing "bid" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any other similar service selected by the Board; or (ii) if the Common Stock is listed on such date on one or more national securities exchanges, the last reported sale price of a share of Common Stock on such date as recorded on the composite tape system, or, if such system does not cover the Common Stock, the last reported sale price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is listed, or if no sale of Common Stock took place on such date, the last reported sale price of a share of Common Stock on the most recent day on which a sale of a share of Common Stock took place as recorded by such system or on such exchange, as the case may be; or (iii) if the Common Stock is neither listed on such date on a national securities exchange nor traded in the over-the-counter market, as determined by the Company.

            (D) REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.


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      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                                    U. S. HELICOPTER CORPORATION

                                                    By:
                                                       -------------------------
                                                       George J. Mehm, Jr.
                                                       Chief Financial Officer

Dated: August 28, 2008


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                           FORM OF EXERCISE AGREEMENT

                                                        Dated:_________ __, 200_

To:

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase _______ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check or by wire transfer for the account of the Company to [INSERT THE COMPANY'S WIRE TRANSFER DETAILS] in the amount of $_______, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the Warrant) equal to $_______. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

                                        Name:        ___________________________

                                        Signature:   ___________________________
                                        Address:     ___________________________
                                                     ___________________________

                                        Note: The above signature should
                                        correspond exactly with the name on the
                                        face of the within Warrant, if
                                        applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, to:

Name of Assignee                    Address                      No. of Shares
----------------                    -------                      -------------

, and hereby irrevocably constitutes and appoints _____________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: _________ __, 200_

In the presence of:
                                                     ___________________________

                                        Name:        ___________________________

                                        Signature:   ___________________________
       Title of Signing Officer or Agent (if any):   ___________________________

                                        Address:     ___________________________
                                                     ___________________________

                                        Note: The above signature should
                                        correspond exactly with the name on the
                                        face of the within Warrant, if
                                        applicable.